Exhibit 99.3

2018 Investor Day

GAAP Reconciliations

November 13, 2018

Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Reconciliation of Net Income (Loss) to Adjusted Operating Earnings - Trailing Twelve Months

	Twelve Months Ended
(in millions USD)	9/30/2018	12/31/2015
Net income (loss) available to Voya Financial, Inc.’s common shareholders	$(2,411)	$408
Plus: Net income (loss) attributable to noncontrolling interest	163	130

Net income (loss)	(2,248)	538
Less: Income from Discontinued Operations, net of tax	(2,159)	146

Net income (loss) from continuing operations	(89)	392
Less: Net Income (loss) attributable to noncontrolling interest	163	130
Less: Adjustments to adjusted operating earnings
Net Investment gains (losses) and related charges and adjustments	(144)	(55)
Other adjustments (1)	(148)	(243)

Total Adjustments to adjusted operating earnings before tax effect	(292)	(298)
Income taxes on adjustments to adjusted operating earnings (2)	74	104

Total Adjustments to adjusted operating earnings, after tax (2)	(218)	(194)
Less: Difference between actual tax (expense) benefit and assumed tax rate	(663)	18

Adjusted Operating earnings, after-tax (2)	629	438
Less: Income taxes (2)	168	206

Adjusted operating earnings before income taxes	797	644
Less: Corporate	(259)	(328)

Adjusted operating earnings before income taxes excluding Corporate	1,056	972
Less: DAC/VOBA and other intangibles unlocking	(249)	(79)

Adjusted operating earnings before income taxes excluding Corporate, excluding DAC/VOBA and other intangibles unlocking	1,305	1,051
Less: Prepayment and alternative investment income above (below) expectations (3)	81	5

Adjusted operating earnings before income taxes excluding Corporate, excluding DAC/VOBA and other intangibles unlocking and prepayment and alternative income above (below) expectations	$1,224	$1,046

Adjusted operating earnings before income taxes excluding Corporate, excluding DAC/VOBA and other intangibles unlocking, by business unit:

Retirement	680	508
Investment Management	221	182
Employee Benefits	148	150
Individual Life	256	211

Total	$1,305	$1,051

Adjusted operating earnings before income taxes excluding Corporate, excluding DAC/VOBA and other intangibles unlocking and prepayment and alternative income above (below) expectations, by business unit:

Retirement	634	495
Investment Management	211	198
Employee Benefits	143	151
Individual Life	236	202

Total	$1,224	$1,046

(1)

“Other adjustments” consists of net guaranteed benefit hedging gains (losses) and related charges and adjustments; income (loss) from business exited; income (loss) from early extinguishment of debt; immediate recognition of net actuarial gains (losses) related to pension and other post-retirement benefit obligations and gains (losses) from plan amendments and curtailments; expenses associated with the rebranding of Voya Financial from ING U.S.; and restructuring expenses (severance, lease write-offs, etc.).

(2)

Voya Financial assumes a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as “after tax” for periods prior to 2018. For 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. A 35% tax rate is applied to all non-operating items for periods prior to 2018 and 21% in 2018. The 32% tax rate for periods prior to 2018 adjusted operating earnings and components reflects the estimated benefit of the dividend received deduction related to the company’s Retirement, Investment Management, Employee Benefits and Individual Life segments.

(3)	Pre-tax and pre-DAC

Reconciliation of Adjusted Operating Earnings per Common Share

Twelve Months Ended
(in whole dollars)	12/31/2015
Income (loss) available to Voya Financial, Inc.’s common shareholders per common share (Diluted)	$1.80
Exclusion of per share impact of:
Net investment gains (losses) and related charges and adjustments	(0.65)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	0.16
Income (loss) related to businesses exited through reinsurance or divestment	0.20
Income (loss) on early extinguishment of debt	0.48
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.03
Other adjustments to operating earnings (1)	(0.18)
Effect of discontinued operations	0.16
Effect of assumed tax rate vs actual effective tax rate	(0.08)

Adjusted Operating Earnings per common share (Diluted) (2)	1.92
Impact of unlocking to earnings per common share (Diluted)	0.24
Impact of Lehman g/l to earnings per common share	—

Adjusted Operating Earnings, Excluding Unlocking, per common share (Diluted) (2)	2.16
Less: Impact of Prepayments and alternatives below expectations	(0.02)
Less: IM Annuities related fee Income (3)	0.10

2015 EPS Normalized (2)(3)	$2.08

Reconciliation of Investment Management Normalized Adjusted Operating Margin

	Twelve Months Ended
(in millions USD)	9/30/2018	12/31/2015
Adjusted Operating revenues	$709	$622
Impacts of Normalizing Investment Capital (4)	(9)	15
Impact of Annuities transaction (3)	(23)	(35)

Normalized adjusted operating revenue	677	602
Adjusted operating expenses	(488)	(440)

Normalized adjusted operating earnings before income taxes (3)	$189	$162

Normalized adjusted operating margin	28.0%	26.9%

(1)	“Other adjustments” consists of expenses associated with the rebranding of Voya Financial from ING U.S.; and restructuring expenses (severance, lease write-offs, etc.).
(2)

Voya Financial assumes a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as “after tax” for 2015. A 35% tax rate is applied to all non-operating items in 2015. The 32% tax rate for 2015 adjusted operating earnings and components reflects the estimated benefit of the dividend received deduction related to the company’s retirement, Investment Management, Employee Benefits and Individual Life segments.

(3)	Normalized to reflect the impact of the Annuities transaction for 2015.
(4)	This includes removing the impact of alternative investment income above (below) expectations.

Reconciliation of Adjusted Operating Earnings - Excluding Unlocking; Adjusted Return on Capital

(in millions USD, unless otherwise indicated)	Twelve Months Ended
	9/30/2018	12/31/2015
Retirement
Adjusted operating earnings before income taxes	$699	$471
Less:
DAC/VOBA and other intangibles unlocking	19	(37)

Adjusted Operating Earnings - excluding unlocking and income taxes	680	508
Income tax expense	137	163

Adjusted Operating Earnings - excluding unlocking before interest and after income taxes	$543	$345

Adjusted Operating effective tax rate, excluding unlocking (1)	17.1%	32.0%
Adjusted Operating effective tax rate, excluding unlocking - Trailing Twelve Months (1)	20.1%	32.0%
Average Capital	4,063	3,965
Ending Capital	4,218	3,960
Adjusted Return on Capital	13.4%	8.7%

Employee Benefits
Adjusted operating earnings before income taxes	$148	$146
Less:
DAC/VOBA and other intangibles unlocking	—	(4)

Adjusted Operating Earnings - excluding unlocking and income taxes	148	150
Income tax expense	34	48

Adjusted Operating Earnings - excluding unlocking before interest and after income taxes	$114	$102

Adjusted Operating effective tax rate, excluding unlocking (1)	21.0%	32.0%
Adjusted Operating effective tax rate, excluding unlocking - Trailing Twelve Months (1)	23.3%	32.0%
Average Capital	424	387
Ending Capital	466	396
Adjusted Return on Capital	26.9%	26.5%

Reconciliation of Segment Adjusted Operating Income to Normalized Adjusted Operating Income

	Twelve Months Ended September 30, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits
Adjusted Operating Earnings	$699	$221	$148
Less: DAC/VOBA and other intangibles unlocking	19	—	—
Less: Prepayment and alternative investment income above/ (below) expectations	46	9	5
Less: Impact to IM of Annuities transaction (2)	—	23	—

Normalized adjusted operating earnings	$634	$189	$143

	Twelve Months Ended December 31, 2015
(in millions USD)	Retirement	Investment Management	Employee Benefits
Adjusted Operating Earnings	$471	$182	$146
Less: DAC/VOBA and other intangibles unlocking	(37)	—	(4)
Less: Prepayment and alternative investment income above (below) expectations	13	(15)	(1)
Less: Impact to IM of Annuities transaction (2)	—	35	—

Normalized adjusted operating earnings	$495	$162	$151

(1)

Beginning in 2018, we assume a 21% tax rate on segment adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

(2)	Normalized to reflect the impact of the Annuities transaction.